                                                                                EXECUTION COPY

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                                 as Purchaser,

                                                      and

                                        RESIDENTIAL FUNDING CORPORATION

                                                   as Seller

                                      HOME EQUITY LOAN PURCHASE AGREEMENT

                                         Dated as of February 24, 2006

                                               Home Equity Loans

                                               TABLE OF CONTENTS

                                                   EXHIBITS

Exhibit 1......       Group I Loan Schedule
Exhibit 2......       Group II Loan Schedule
Exhibit 3......       Standard & Poor's Predatory Lending Categories

               This HOME EQUITY LOAN PURCHASE AGREEMENT (this  "Agreement"),  dated as of February 24, 2006, is made between  Residential  Funding  Corporation (the "Seller") and Residential  Funding Mortgage Securities II,
Inc. (the "Purchaser").

                                             W I T N E S S E T H :

               WHEREAS,  the  Seller  owns  Cut-off  Date  Loan  Balances  and the  Related  Documents  for the
fixed-rate,  closed-end  home  equity  mortgage  loans  (the  "Group I  Loans")  indicated  on the Group I Loan schedule,  attached as Exhibit 1 hereto (the "Group I Loan Schedule"),  the adjustable  rate,  revolving credit loans (the "Group II Loans" and,  together with the Group I Loans,  the "Home Equity  Loans")  indicated on the
Group II Loan schedule,  attached as Exhibit 2 hereto (the "Group II Loan  Schedule"),  including rights to (a)
any property  acquired by foreclosure or deed in lieu of foreclosure or otherwise,  and (b) the proceeds of any insurance policies covering the Home Equity Loans;

               WHEREAS,  the parties  hereto  desire that the Seller sell the Cut-off Date Loan Balances of the
Home  Equity  Loans  to the  Purchaser  pursuant  to the  terms of this  Agreement  together  with the  Related
Documents on the Closing Date, and thereafter all Additional Balances created on or after the Cut-off Date;

               WHEREAS,  pursuant to the terms of the Servicing Agreement, the Master Servicer will service the
Home Equity Loans directly or through one or more Subservicers;

               WHEREAS,  pursuant to the terms of the Trust Agreement,  the Purchaser will sell the Home Equity
Loans to the Issuer in exchange for the cash proceeds of the Securities;

               WHEREAS,  pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates; and

               WHEREAS,  pursuant to the terms of the  Indenture,  the Issuer will issue and  transfer to or at the direction of the Purchaser, the Notes, secured by the Home Equity Loans.

               NOW,  THEREFORE,  in consideration of the mutual covenants herein contained,  the parties hereto agree as follows:

ARTICLE I......

                                                  DEFINITIONS

Section 1.1....Definitions.  For all purposes of this Home Equity Loan Purchase Agreement,  except as otherwise expressly  provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein  shall have the  meanings  assigned  to such terms in the  Definitions  contained  in  Appendix A to the
Indenture dated as of the date hereof (the  "Indenture"),  between Home Equity Loan Trust 2006-HSA2,  as Issuer and JPMorgan Chase Bank,  N.A., as Indenture  Trustee,  which is  incorporated by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

ARTICLE II.....

                               SALE OF HOME EQUITY LOANS AND RELATED PROVISIONS

Section 2.1....Sale of Home Equity Loans.

(a)     The Seller, by the execution and delivery of this Agreement,  does hereby sell,  assign,  set over, and otherwise  convey to the Purchaser,  without  recourse,  all of its right,  title and interest in, to and under the following,  and wherever located:  (i) the Home Equity Loans (including without limitation the Cut-off Date
Loan Balances and all  Additional  Balances  created on and after the Cut-off  Date;  provided,  however,  that following the occurrence of an Amortization  Event,  any subsequent  loan balance  represented by each Draw and interest  thereon  will not be deemed  transferred  to the Issuer,  and the Seller (in such event) shall retain ownership  of each loan balance  represented  by each such Draw made  thereafter  and  interest  thereon),  all interest  accruing  thereon and all collections in respect thereof  received on or after the Cut-off Date; (ii)
property  which  secured a Home  Equity  Loan and which has been  acquired  by  foreclosure  or deed in lieu of foreclosure;  (iii) the interest of the Seller in any  insurance  policies in respect of the Home Equity Loans;
and (iv) all proceeds of the foregoing;  provided,  however,  that the Purchaser does not assume the obligation under each Loan  Agreement  relating  to a Group II Loan to fund  Draws to the  Mortgagor  thereunder,  and the
Purchaser  shall not be obligated  or  permitted  to fund any such Draws,  it being agreed that the Seller will retain the  obligation to fund future Draws.  Such  conveyance  shall be deemed to be made: (1) with respect to the Cut-off Date Loan Balances,  as of the Closing Date; and (2) with respect to the amount of each  Additional
Balance  created  on or after  the  Cut-off  Date,  as of the later of the  Closing  Date and the date that the corresponding  Draw was made  pursuant to the related Loan  Agreement,  subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

(b)     In connection with such conveyance,  the Seller further agrees, at its own expense,  on or prior to the
Closing  Date with  respect to the Loan  Balance of the Home Equity  Loans to indicate in its books and records that the Home Equity Loans have been sold to the  Purchaser  pursuant to this  Agreement  and to deliver to the
Purchaser the Group I Loan Schedule,  and the Group II Loan  Schedule.  Such Group I Loan Schedule and Group II
Loan  Schedule  shall be marked as Exhibit 1 and  Exhibit 2,  respectively,  to this  Agreement  and are hereby incorporated into and made a part of this Agreement.

(c)     In connection with such conveyance by the Seller,  the Seller shall on behalf of the Purchaser  deliver to, and deposit with the  respective  Custodian,  on or before the Closing  Date,  the  following  documents or instruments with respect to each Home Equity Loan:

(i)     the original  Mortgage Note,  including the related Loan Agreement,  endorsed  without  recourse to the
Indenture  Trustee and showing an  unbroken  chain of  endorsement  from the  originator  thereof to the Person endorsing  it or,  with  respect  to any Home  Equity  Loan as to which  the  original  Mortgage  Note has been permanently  lost,  misplaced or destroyed and has not been  replaced,  a Lost Note  Affidavit from the Program
Seller or the Seller stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

(ii)    the original Mortgage,  noting the presence of the MIN of the Home Equity Loan and language  indicating that the Home  Equity  Loan is a MOM Loan if the Home Equity  Loan is a MOM Loan,  with  evidence of  recording thereon,  or, if the original  Mortgage has not yet been returned from the public  recording  office, a copy of such  Mortgage  with  evidence of  recording  indicated  thereon in the event the  recording  office  keeps the original or if the original is lost,  or if the  original or a copy of the  original  Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage;

(iii)   unless the Home Equity Loan is registered on the MERS(R)System,  assignments  (which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage  recorded to "JPMorgan  Chase
Bank,  N.A. as indenture  trustee"  c/o the Seller (or to MERS,  if the Home Equity Loan is  registered  on the
MERS(R)System and noting the presence of a MIN) at an address specified by the Seller;

(iv)    originals of any  intervening  assignments of the Mortgage,  with evidence of recording  thereon,  or a copy of such  intervening  assignment,  with  evidence of  recording  thereon,  or, if the original of any such intervening  assignment  has not yet been returned from the public  recording  office,  a copy of such original intervening assignment; and

(v)     a copy of each assumption,  modification,  consolidation or substitution agreement, if any, relating to the Home Equity Loan.

               Within  the time  period for the review of each  Mortgage  File set forth in Section  2.3 of the
Custodial Agreement,  the Custodian shall notify the Master Servicer of any document or documents  constituting a part of a Mortgage  File which are missing or  defective  in respect of the items  reviewed as  described  in
Section  2.3(b) of the  Custodial  Agreement;  provided,  that if the defect or missing  item with respect to a
Home  Equity  Loan  related  to such  Mortgage  File is  listed on  Schedule  A of  Exhibit 1 of the  Custodial
Agreement,  no notification  shall be necessary.  As set forth in Section 2.3 of the Custodial  Agreement,  the
Custodian  shall  deliver  to the  Indenture  Trustee  and the  Credit  Enhancer a  certificate  (the  "Interim
Certification")  to the effect that all documents  required to be delivered  pursuant to this Subsection 2.1(c)
have been  executed and  received and that such  documents  relate to the Home Equity Loans  identified  on the
Group  I Loan  Schedule  or  Group  II Loan  Schedule,  except  for  any  exceptions  listed  on  such  Interim
Certification.  If such omission or defect  materially and adversely  affects the interests in the related Home
Equity Loan of the  Noteholders or the Credit  Enhancer,  the Master  Servicer shall promptly notify the Seller
(provided  that a  Mortgage  File will not be deemed to  contain a defect for an  unrecorded  assignment  under clause (iii) above if the Seller has  submitted  such  assignment  for  recording or if such  assignment is not required to be recorded pursuant to the terms of the following  paragraph),  the Seller shall cure such defect, repurchase the related Home Equity Loan at the Repurchase  Price or substitute an Eligible  Substitute Loan for the  related  Home  Equity  Loan upon the same  terms and  conditions  set forth in Section  3.1(d)  hereof for breaches of  representations  and warranties as to the Home Equity Loans.  With respect to any missing Mortgage
Notes or Loan Agreements  referred to in Subsections  3.1(b)(xxxi) or  3.1(c)(xxxiv),  the Seller shall have 60 days from the Closing Date to deliver the documents  referred to in this Subsection  2.1(c).  If such documents have not been  delivered  within  60 days,  the  Seller  shall  repurchase  the  related  Home  Equity  Loan or substitute  an Eligible  Substitute  Loan for the related  Home Equity Loan upon the same terms and  conditions set forth in Section 3.1(d) hereof for breaches of representations and warranties as to the Home Equity Loans.

               Within 60 days after the receipt by the Master Servicer of the recording  information  necessary to complete the recording of each of the assignments  referred to in clause (iii) above,  the Seller at its own expense shall  complete,  or cause to be  completed,  in the name of the  Indenture  Trustee,  and shall submit each such  assignment  for recording in the  appropriate  public  office for real property  records each of the assignments  referred to in clause (iii) above.  While such  assignment to be recorded is being  recorded,  the
Custodian  shall retain a photocopy of such  assignment.  If any  assignment is lost or returned  unrecorded to the  Custodian  because of any defect  therein,  the Seller is required to prepare a substitute  assignment  or cure such defect,  as the case may be, and the Seller shall cause such  assignment to be recorded in accordance with this  paragraph.  Notwithstanding  the  foregoing,  as to any Home  Equity  Loan  where the  Seller is the assignee of record of the Mortgage,  the assignment  referred to in clause (iii) above shall not be required to be  completed  and  submitted  for  recording  (a) if an Opinion of Counsel is provided  in form and  substance satisfactory  to the Credit  Enhancer and to each Rating  Agency,  to the effect that such  recordation  of the assignment  referred to in clause (iii) above (completed in the name of the Indenture  Trustee) is not required
(i) to effect  the sale and  conveyance  of the Home  Equity  Loan by the  Seller to the  Depositor  and by the
Depositor to the Issuer,  or the granting and  perfecting  of the security  interest in the Home Equity Loan to the  Indenture  Trustee as provided in the  Indenture  or (ii) to defeat any  ownership,  security  interest or other  adverse  claim to the Home Equity Loan by any creditor of the Seller or the  Depositor by any  purported transferee of such Home Equity Loan in a purported  transfer thereof by the Seller or the Depositor  subsequent to such sale and conveyance or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns.

               In instances where an original Mortgage or any original  intervening  assignment of Mortgage was not,  in  accordance  with  clause (ii) or (iv) above,  delivered  by the Seller to the  Custodian  prior to or concurrently  with the  execution  and  delivery  of this  Agreement,  the Seller  will  deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.

               In connection  with the assignment of any Home Equity Loan  registered on the MERS(R)System,  the
Purchaser  further agrees that it will cause,  at the  Purchaser's  own expense,  within 30 Business Days after the Closing  Date,  the MERS(R)System to indicate  that such Home Equity Loan has been assigned by the Purchaser to the Indenture  Trustee in accordance  with this  Agreement for the benefit of the  Noteholders  by including
(or deleting,  in the case of Home Equity Loans which are  repurchased  in accordance  with this  Agreement) in such  computer  files (a) the code in the field which  identifies  the specific  Indenture  Trustee and (b) the code in the field "Pool Field" which  identifies  the series of the Notes issued in  connection  with such Home
Equity Loans.  The Purchaser  further agrees that it will not, and will not permit the Master  Servicer to, and the Master Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any
Home Equity Loan during the term of this  Agreement  unless and until such Home Equity Loan is  repurchased  in accordance with the terms of this Agreement.

               The  Purchaser  hereby  acknowledges  its  acceptance  of all right,  title and  interest to the property, conveyed to it pursuant to this Section 2.1.

(d)     The parties  hereto intend that the  transactions  set forth herein  constitute a sale by the Seller to the  Purchaser  of all the  Seller's  right,  title  and  interest  in and to the Home  Equity  Loans and other property as and to the extent  described  above. In the event the  transactions set forth herein are deemed not to be a sale,  the Seller  hereby  grants to the  Purchaser a security  interest in all of the Seller's  right, title  and  interest  in, to and  under  the Home  Equity  Loans  and all  accounts,  chattel  papers,  general intangibles,  payment intangibles,  contract rights,  certificates of deposit,  deposit accounts,  instruments, documents,  letters  of  credit,  money,  advices  of credit,  investment  property,  goods and other  property consisting  of,  arising  under or related to the Home Equity Loans and such other  property,  to secure all of the Seller's obligations  hereunder,  and this Agreement shall constitute a security agreement under applicable law.  The Seller  agrees to take or cause to be taken such  actions and to execute  such  documents,  including without  limitation the filing of all necessary UCC-1 financing  statements  filed in the State of Minnesota or
Delaware  (which shall have been  submitted for filing as of the Closing  Date),  any  continuation  statements with  respect  thereto  and any  amendments  thereto  required  to  reflect a change  in the name or  corporate structure of the Seller or the filing of any  additional  UCC-1  financing  statements due to the change in the principal  office of the Seller,  as are  necessary  to perfect and protect the  Purchaser's  interests in each
Home Equity Loan and the proceeds thereof.

Section 2.2....Payment of Purchase Price.

(a)     The "Purchase  Price" for the Home Equity Loans  (including  the Additional  Balances)  shall be (1) an amount equal to $447,243,215.08  for the Home Equity Loans, in immediately  available funds,  together with the
Certificates,  in respect of the Cut-off  Date Loan  Balances  thereof  and (2) in the case of each  Additional
Balance  transferred  hereunder  created on or after the Cut-off Date, the principal amount of the related Draw under the Loan  Agreement  on the later of the Closing  Date and the date of the  creation  of such  Additional
Balance.
(b)     In  consideration  of the sale of the Home Equity Loans from the Seller to the Purchaser on the Closing
Date,  the  Purchaser  shall pay to the Seller on the Closing Date by wire  transfer of  immediately  available funds to a bank account  designated by the Seller,  the amount  specified  above in clause (a)(1) for each Home
Equity  Loan;  provided,  that such  payment  may be on a net  funding  basis if agreed by the  Seller  and the
Purchaser.  With respect to each Additional  Balance  transferred  hereunder with respect to any Group II Loan, the  Issuer as  assignee  of the  Purchaser  shall pay or cause to be paid to the  Seller or its  designee  the portion of the  Purchase  Price  specified  above in clause  (a)(2) for such  Additional  Balance in one of the following ways, as applicable:  (i) for any Collection  Period prior to the Collection  Period during which the
Revolving  Period ends,  so long as an  Amortization  Event has not  occurred,  (a) a cash payment  pursuant to
Section  3.03(b) of the  Servicing  Agreement  and Section  2.2(a)(2)  hereof in an amount equal to the related
Draw, if then available  from Principal  Collections  during the related  Collection  Period on the Home Equity
Loans,  and (b) to the extent  aggregate Draws exceed  Principal  Collections for such  Collection  Period,  an increase in the  aggregate  principal  amount of the  Variable  Funding  Notes or an  issuance of new  Variable
Funding  Notes,  as of the  Payment  Date  corresponding  to the  Collection  Period in which  such  Additional
Balances were created,  equal to the amount by which Additional  Balances  exceeded  Principal  Collections for such  Collection  Period,  and (ii) for the Collection  Period during which the Revolving  Period ends, and any
Collection Period thereafter,  so long as an Amortization Event has not occurred,  an increase in the aggregate principal  amount of Variable  Funding  Notes or an issuance of new Variable  Funding  Notes as of each Payment
Date in an aggregate amount equal to the total of the related Draws for the corresponding Collection Period.

Section 2.3....Reserved.

Section 2.4....Variable Funding Notes on or after the Closing Date.

               Subject to Section 4.02 of the  Indenture,  if at any time,  the Seller holds  Variable  Funding
Notes that have reached the Maximum Variable Funding  Balance,  as applicable,  and to the extent that the same are exchanged  for Capped  Funding Notes in accordance  with Section  4.01(d) of the  Indenture,  the Purchaser agrees that,  upon written  request made by the Seller at any time, the Purchaser shall use its best reasonable efforts to cause  such  Capped  Funding  Notes  held by the  Seller to be  registered  for resale by the Seller pursuant to an effective  registration  statement  filed by the Purchaser in accordance  with,  and meeting all requirements  of,  the  Securities  Act.  The  Purchaser  shall use its best  reasonable  efforts to cause such registration  statement to become  effective  with respect to such Capped  Funding Notes as soon as practicable within a mutually  agreed  reasonable  time period after the Seller's  request.  It is  contemplated  that such registration  statement  will be the shelf  registration  statement  pursuant to which the Term Notes issued on the  Closing  Date  are  to be  offered,  or  one  substantially  similar  thereto.  In  connection  with  such registration  statement and  offering,  the Seller shall  reimburse  the  Purchaser  for costs related  thereto including  registration fees, printing fees, rating fees, legal fees,  accountant's fees, blue sky registration fees and expenses (if any),  related  expenses of the Credit  Enhancer and other  out-of-pocket  costs, if any.
In connection with such registration  statement and related prospectus,  the Seller shall provide the Purchaser with an  updated  Group I Loan  Schedule  or  Group  II Loan  Schedule  and all  other  information  reasonably necessary  to assure that the  statements  in the  prospectus  with  respect to the Home  Equity  Loans and the
Seller  (including  in its  capacity  as servicer of the Home  Equity  Loans) are  complete  and correct in all material  respects as of the date of sale of such Capped Funding Notes by the Seller.  In addition,  the Seller shall  provide,  or  arrange  to be  provided,  to the  Purchaser  such  additional  agreements,  opinions  and certifications  as may be reasonably  requested by the Credit Enhancer.  The  registration  statement shall not include any information  with respect to the Credit  Enhancer,  except for  information  approved by the Credit
Enhancer for use therein.

Section 2.5....Draws After an Amortization Event.

               In the event that an Amortization  Event occurs, any Draws made on the Group II Loans thereafter shall not be deemed to be "Additional  Balances" hereunder,  and the ownership of the related balances shall be retained by the Seller.  Following an  Amortization  Event,  on any Payment  Date,  with respect to the related
Collection  Period, all Interest  Collections and Principal  Collections in respect of each individual Group II
Loan shall be  allocated  on a pro rata basis as between  the  Issuer  and the  Seller,  based on the  relative proportions  of the Loan Balance and the Excluded  Amount,  respectively,  as of the end of the calendar  month immediately  prior to such  Collection  Period.  Any losses  incurred with respect to any  individual  Group II
Loan  following  an  Amortization  Event  shall be  allocated  on a pro rata basis  between  the Issuer and the
Seller,  based on the Loan Balance and the Excluded  Amount thereof as of the date of liquidation of such Group
II  Loan.  Notwithstanding  any  other  provision  hereof  or of the  Servicing  Agreement,  the  payments  and collections  allocable to the Excluded  Amount need not be deposited in the Custodial  Account and shall not be deposited in the  Certificate  Distribution  Account or the Payment  Account,  and shall be  distributed by the
Master  Servicer to the Seller not less  frequently  than monthly in accordance  with  reasonable  instructions provided by the Seller.

ARTICLE III....

                              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1....Seller  Representations and Warranties.  The Seller represents and warrants to the Purchaser and to the Credit Enhancer, as of the Closing Date (or if otherwise specified below, as of the date so specified):

(a)     As to the Seller:

(i)     The Seller is a corporation  duly  organized,  validly  existing and in good standing under the laws of the State of Delaware  and has the  corporate  power to own its assets and to transact the business in which it is  currently  engaged.  The Seller is duly  qualified to do business as a foreign  corporation  and is in good standing in each  jurisdiction in which the character of the business  transacted by it or properties  owned or leased by it requires such  qualification  and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

(ii)    The Seller has the power and  authority to make,  execute,  deliver and perform its  obligations  under this  Agreement and all of the  transactions  contemplated  under this  Agreement,  and has taken all necessary corporate  action to authorize the execution,  delivery and  performance of this  Agreement.  When executed and delivered,  this Agreement will constitute the legal,  valid and binding  obligation of the Seller  enforceable in accordance with its terms,  except as enforcement of such terms may be limited by bankruptcy,  insolvency or similar laws affecting the  enforcement of creditors'  rights  generally and by the  availability  of equitable remedies;

(iii)   The Seller is not required to obtain the consent of any other Person or any consent,  license, approval or authorization  from, or registration or declaration  with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or enforceability  of this Agreement,  except for such consents,  license,  approvals or  authorization,  or registration or declaration,  as shall have been obtained or filed, as the case may be;

(iv)    The  execution and delivery of this  Agreement and the  performance  of the  transactions  contemplated hereby by the Seller will not violate any  provision of any existing law or  regulation  or any order or decree of any court  applicable to the Seller or any provision of the  Certificate of  Incorporation  or Bylaws of the
Seller,  or constitute a material breach of any mortgage,  indenture,  contract or other agreement to which the
Seller is a party or by which the Seller may be bound;

(v)     No litigation or  administrative  proceeding of or before any court,  tribunal or governmental  body is currently pending,  or to the knowledge of the Seller  threatened,  against the Seller or any of its properties or with  respect to this  Agreement  or the  Certificates  which in the opinion of the Seller has a  reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi)    This Agreement  constitutes a legal,  valid and binding obligation of the Seller,  enforceable  against the Seller in accordance  with its terms,  except as  enforceability  may be limited by applicable  bankruptcy, insolvency,  reorganization,  moratorium  or other  similar  laws now or  hereafter  in  effect  affecting  the enforcement  of  creditors'  rights in  general  and  except as such  enforceability  may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(vii)   This Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and interest of the Seller in and to the Cut-off  Date Loan  Balances  with respect to the Home Equity  Loans,  all monies due or to become due with respect  thereto,  and all proceeds of such  Cut-off Date Loan  Balances  with respect to the Home Equity  Loans and such funds as are from time to time  deposited in the  Custodial  Account
(excluding any  investment  earnings  thereon) as assets of the Trust and all other  property  specified in the definition  of "Trust" as being part of the corpus of the Trust  conveyed to the  Purchaser by the Seller,  and upon payment for the Additional  Balances,  will constitute a valid transfer and assignment to the Purchaser of all right,  title and  interest of the Seller in and to the  Additional  Balances,  all monies due or to become due with respect  thereto,  and all proceeds of such  Additional  Balances and all other property  specified in the definition of "Trust" relating to the Additional Balances;

(viii)  The Seller is not in default with respect to any order or decree of any court or any order,  regulation or demand or any federal,  state,  municipal or governmental agency, which default might have consequences that would materially and adversely  affect the condition  (financial or other) or operations of the Master Servicer or its  properties  or  might  have  consequences  that  would  materially  adversely  affect  its  performance hereunder; and

(ix)    The Seller is a member of MERS in good  standing,  and will comply in all  material  respects  with the rules and procedures of MERS in connection  with the servicing of the Mortgage  Loans that are registered  with
MERS.

(b)     As to the Group I Loans (unless  otherwise  specified,  all  percentages  in this Section 3.1(b) are by
Cut-off Date Principal Balance):

(i)     As of the Cut-off  Date,  no Group I Loan is 30 days or more  Delinquent  in payment of  principal  and interest;

(ii)    The  information  set forth in the Group I Loan Schedule with respect to each Group I Loan or the Group
I Loans,  as the case may be, is true and  correct in all  material  respects  at the date or dates  respecting which such information is furnished;

(iii)   There is no right of rescission,  valid offset, defense, claim or counterclaim of any obligor under any
Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act, as amended;

(iv)    There is no delinquent  recording or other tax or fee or assessment lien against any related  Mortgaged
Property;

(v)     There is no  proceeding  pending or  threatened  for the total or partial  condemnation  of the related
Mortgaged Property;

(vi)    There are no mechanics'  or similar  liens or claims which have been filed for work,  labor or material affecting the related  Mortgaged  Property which are, or may be liens prior or equal to, or  subordinate  with, the lien of the related Mortgage;

(vii)   For each Group I Loan,  the related  Mortgage  File  contains or will contain each of the documents and instruments specified to be included therein;

(viii)  The related  Mortgage  Note and the related  Mortgage at the time it was made  complied in all material respects  with  applicable  local,  state and federal  laws,  including,  but not  limited  to, all  applicable anti-predatory lending laws and the Constitution of the State of Texas;

(ix)    A policy of title  insurance in the form and amount  required by the Program  Guide was effective as of the closing of each Group I Loan and each such  policy is valid and  remains in full force and  effect,  unless the  Mortgaged  Property is located in the State of Iowa and an  attorney's  certificate  has been  provided in accordance  with the Program Guide,  and a title search or other  assurance of title  customary in the relevant jurisdiction  was obtained with respect to each Mortgage Loan as to which no title  insurance  policy or binder was issued;

(x)     With  respect to each Group I Loan,  the ratio,  expressed as a  percentage,  of (A) the sum of (i) the
Cut-off Date  Principal  Balance of such Group I Loan and (ii) any  outstanding  principal  balance,  as of the
Cut-off  Date, of all other  mortgage  loans,  if any,  secured by senior or  subordinate  liens on the related
Mortgaged  Property,  to (B) the Appraised  Value, or, to the extent permitted by the Program Guide, the Stated
Value of such Mortgaged Property, was not in excess of 100%;

(xi)    To the best of the  Seller's  knowledge,  the  physical  property  subject to each  Mortgage is free of material damage and is in good repair;

(xii)   The Seller has not  received a notice of default of any senior  mortgage  loan  related to a  Mortgaged
Property which has not been cured by a party other than the related Subservicer;

(xiii)  The Loan Rate on each Group I Loan will be fixed.  No Group I Loan is subject to negative amortization;

(xiv)   No more than  22.4% and 10.7% of the Group I Loans are  secured  by  Mortgaged  Properties  located  in
California and Texas, respectively;

(xv)    Immediately prior to the assignment of the Group I Loans to the Indenture Trustee,  the Seller had good title to,  and was the sole owner of,  each Group I Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest (other than a first lien on such Mortgaged  Property and the rights to servicing and related compensation)  and such assignment  validly  transfers  ownership of the Group I Loans to the Indenture Trustee free and  clear of any  pledge,  lien,  encumbrance  or  security  interest  (other  than a first  lien on such
Mortgaged Property and the rights to servicing and related compensation);

(xvi)   Approximately 66.4% of the Group I Loans are balloon loans;

(xvii)  No Group I Loan will have a remaining  term to stated  maturity as of the Cut-off  Date of less than 57 months.  The weighted  average  remaining  term to stated  maturity of the Group I Loans as of the Cut-off Date will be  approximately  206 months.  The weighted  average original term to maturity of the Group I Loans as of
the  Cut-off  Date  will  be  approximately  208  months.   Approximately   0.1%  of  the  Group  I  Loans  are
fully-amortizing  and will have  original  terms to  maturity  of  approximately  five  years,  with a weighted average  remaining  term to stated  maturity of such Group I Loans of  approximately  60 months.  Approximately
0.6% of the Group I Loans are  fully-amortizing  and will have original terms to maturity of approximately  ten years,  with a weighted average  remaining term to stated maturity of such Group I Loans of  approximately  118 months.  Approximately  9.0% of the  Group I Loans  are  fully-amortizing  and  will  have  original  terms  to maturity of  approximately  fifteen years,  with a weighted  average  remaining term to stated maturity of such
Group I Loans of approximately 178 months.  Approximately  5.1% of the Group I Loans are  fully-amortizing  and will have original terms to maturity of approximately  twenty years,  with a weighted average remaining term to stated  maturity of such Group I Loans of  approximately  238 months.  Approximately  4.9% of the Group I Loans are  fully-amortizing  and will have original  terms to maturity of  approximately  twenty-five  years,  with a weighted  average  remaining  term to  stated  maturity  of such  Group I Loans of  approximately  350  months.
Approximately  66.4%  of the  Group I Loans  are  balloon  loans  will  have  original  terms  to  maturity  of approximately  fifteen years based on 30-year  amortization  schedules,  with a weighted average remaining term to stated maturity of 179 months;

(xviii) [Reserved];

(xix)   Other than with respect to a payment default, there is no material default,  breach, violation or event of acceleration  existing under the terms of any Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace or cure period,  would  constitute a material  default,  breach,  violation or event of acceleration  under  the  terms  of any  Mortgage  Note or  Mortgage,  and no such  material  default,  breach, violation  or event of  acceleration  has  been  waived  by the  Seller  or by any  other  entity  involved  in originating or servicing a Group I Loan;

(xx)    For each  Group I Loan,  hazard  insurance  and  flood  insurance  has been  obtained  which  meets all applicable  requirements  of Section  3.04 of the  Servicing  Agreement,  or the Master  Servicer  will  obtain blanket coverage in respect thereof as contemplated in the Servicing Agreement;

(xxi)   Each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(xxii)  No  instrument  of release or waiver has been  executed in  connection  with the Group I Loans,  and no
Mortgagor has been released, in whole or in part from its obligations in connection with a Group I Loan;

(xxiii) With  respect to each Group I Loan that is a second  lien,  either (i) no consent  for the Group I Loan was required by the holder of the related  prior lien or (ii) such  consent has been  obtained and is contained in the Mortgage File;

(xxiv)  None  of the  Mortgaged  Properties  is a  mobile  home  or a  manufactured  housing  unit  that is not permanently attached to its foundation;

(xxv)   Each  Group I Loan  constitutes  a  qualified  mortgage  under  Section  860G(a)(3)(A)  of the Code and
Treasury  Regulations  Section  1.860G-2(a)(1),  (2), (4), (5) and (6),  without  reliance on the provisions of
Treasury  Regulation  Section  1.860G-2(a)(3)  or  Treasury  Regulation  Section  1.860G-2(f)(2)  or any  other provision that would allow a Group I Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury Regulation Section  1.860G-2(a)(1),
(2), (4), (5) and (6);

(xxvi)  91.5% of the Group I Loans are  actuarial  mortgage  loans,  on which 30 days of  interest is owed each month irrespective of the day on which the payment is received;

(xxvii) As of the Cut-off Date,  the Loan Rates of the Group I Loans range between 5.500% per annum and 16.000%
per annum, with a weighted average Loan Rate of approximately 8.8236% per annum;

(xxviii).......99.45% of the Group I Loans are secured by second liens and the  remainder  are secured by first liens;

(xxix)  [Reserved];

(xxx)   (A) Each  Mortgaged  Property  with  respect to the Group I Loans  consists of a single  parcel of real property with a single family residence erected thereon,  a two-to-four  family residence  erected thereon,  or improved by an individual  condominium  unit,  planned unit  development,  townhouse or manufactured  home; (B)
with respect to the Group I Loans, (i)  approximately  38.49% of the Group I Loans are secured by real property
improved  by   individual   condominium   units,   planned   unit   developments   (attached   and   detached),
townhouses/rowhouses  or  manufactured  homes,  (ii)  approximately  58.24% of the Group I Loans are secured by real property with a single  family  residence  erected  thereon and (iii)  approximately  3.26% of the Group I
Loans are secured by real property with a two-to-four family residence;

(xxxi)  14 of the Mortgage Notes of the Group I Loans are missing from the Mortgage File;

(xxxii) None of the Group I Loans are secured by a leasehold interest;

(xxxiii).......None of the  proceeds of the Group I Loans were used to finance the  purchase of single  premium credit insurance  policies and none of the Group I Loans contain  prepayment  penalties that extend beyond five years after the date of origination;

(xxxiv) None of the Group I Loans are loans that,  under applicable state or local law in effect at the time of origination  of such loan,  are  referred to as (1) "high  cost" or  "covered"  loans or (2) any other  similar designation if the law imposes  greater  restrictions or additional  legal  liability for residential  mortgage loans with high interest rates, points and/or fees;

(xxxv)   The Seller has not transferred the Group I Loans to the Purchaser with any intent to hinder,  delay or defraud creditors;

(xxxvi) Each  Subservicer  meets  all  applicable  requirements  under the  Servicing  Agreement,  is  properly qualified  to service the Group I Loans and has been  servicing  the Group I Loans prior to the Cut-off Date in accordance with the terms of the Subservicing Agreement;

(xxxvii)       All of the Group I Loans have been underwritten in substantial  compliance with the criteria set forth in the Program Guide;

(xxxviii)       The proceeds of each Group I Loan have been fully  disbursed  and there is no  requirement  for future advances thereunder;

(xxxix) The  Mortgage  contains  a  customary  provision  for the  acceleration  of the  payment  of the unpaid principal  balance of the Group I Loan in the event the related  Mortgaged  Property is sold  without the prior consent of the mortgagee thereunder;

(xl)    With respect to Group I Loans  originated more than 12 months prior to the Cut-off Date (A) none of the obligors  under such Group I Loans were the  subject of a  bankruptcy  proceeding  and (B) no such Group I Loan has been 30 or more days delinquent more than once within 12 months of the Cut-off Date;

(xli)   Except  as  provided  in  clause  (xliii),  no Group I Loan is a High Cost  Loan or  Covered  Loan,  as
applicable  (as such terms are defined in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now
Version 5.6 Revised,  Appendix E (attached hereto as Exhibit 3)); provided that no representation  and warranty is made in this  clause  3.1(b)(xli)  with  respect  to 0.38% of the  Group I Loans (by  outstanding  principal balance as of the Cut-off Date) secured by property  located in the State of Kansas,  and with respect to 0.12%
of the Group I Loans (by outstanding  principal  balance as of the Cut-off Date) secured by property located in the State of West Virginia;

(xlii)  No Group I Loan  originated  on or after  October  1, 2002  through  March 6, 2003 is  governed  by the
Georgia Fair Lending Act; and

                      (xliii)0.2%  of the  Group  I  Loans  were  subject  to the  Home  Ownership  and  Equity
Protection Act of 1994.

(c)      As to the Group II Loans (unless  otherwise  specified,  all percentages in this Section 3.1(c) are by
Cut-off Date Principal Balance):

(i)     The  information  set forth in the Group II Loan  Schedule  with  respect  to each Group II Loan or the
Group II Loans,  as the case may be,  is true and  correct  in all  material  respects  as of the date or dates respecting which such information is furnished;

(ii)    The Cut-off Date Loan Balances have not been  assigned or pledged,  the Seller has good and  marketable title  thereto and the Seller is the sole owner and holder of such  Cut-off Date Loan  Balances  free and clear of any and all liens, claims,  encumbrances,  participation interests,  equities,  pledges, charges of security interests of any nature and has full right and authority,  under all governmental and regulatory  bodies having jurisdiction  over the ownership of the applicable  Group II Loans to sell and assign the same pursuant to this
Agreement;

(iii)   The related  Mortgage Note and the Mortgage have not been assigned or pledged,  the Seller has good and marketable  title  thereto  and the  Seller is the sole owner and holder of the Group II Loan free and clear of any and all liens,  claims,  encumbrances,  participation  interests,  equities,  pledges,  charges of security interests of any nature and has full right and authority,  under all governmental and regulatory  bodies having jurisdiction  over the ownership of the applicable  Group II Loans to sell and assign the same pursuant to this
Agreement;

(iv)    There is no right of rescission,  valid offset, defense, claim or counterclaim of any obligor under any
Loan Agreement or Mortgage except as may be provided under the Servicemembers Civil Relief Act, as amended;

(v)     There is no delinquent tax or assessment lien against any related Mortgaged Property;

(vi)    There is no  proceeding  pending or  threatened  for the total or partial  condemnation  of the related
Mortgaged Property;

(vii)   There are no mechanics'  or similar  liens or claims which have been filed for work,  labor or material affecting the related  Mortgaged  Property which are, or may be liens prior or equal to, or  subordinate  with, the lien of the related  Mortgage,  except liens which are fully insured against by the title insurance  policy referred to in clause (xi);

(viii)  As of the Cut-off  Date,  no Group II Loan was 30 days or more  Delinquent  in payment of principal and interest;

(ix)    For each Group II Loan,  the related  Mortgage File  contains  each of the  documents  and  instruments specified to be included therein;

(x)     The related Loan  Agreement  and the related  Mortgage at the time it was made complied in all material respects  with  applicable  local,  state and federal  laws,  including,  but not  limited  to, all  applicable anti-predatory lending laws and the Constitution of the State of Texas;

(xi)    A policy of title  insurance in the form and amount  required by the Program  Guide was effective as of the closing of each Group II Loan and each such  policy is valid and  remains in full force and effect,  unless the  Mortgaged  Property is located in the State of Iowa and an  attorney's  certificate  has been  provided in accordance  with the Program  Guide,  except that with  respect to each Group II Loan with a Cut-off  Date Loan
Balance of less than $100,000 as to which no title  insurance  policy or binder or attorney's  certificate  was issued there are no intervening liens affecting the Mortgaged Property;

(xii)    None  of the  Mortgaged  Properties  is a  mobile  home or a  manufactured  housing  unit  that is not permanently attached to its foundation;

(xiii)  No more than  42.2% and 9.4% of the Group II Loans are  secured  by  Mortgaged  Properties  located  in
California and Florida, respectively;

(xiv)   As of the Cut-off  Date the  Combined  Loan-to-Value  Ratio for each Group II Loan was not in excess of
100%;

(xv)    Immediately  prior to the  assignment  of the Group II Loans to the Indenture  Trustee,  the Seller had
good title to, and was the sole owner of,  each Group II Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than a first lien on such  Mortgaged  Property  and the rights to  servicing  and related  compensation) and such assignment  validly transfers  ownership of the Group II Loans to the Indenture
Trustee free and clear of any pledge,  lien,  encumbrance or security interest (other than a first lien on such
Mortgaged Property and the rights to servicing and related compensation);

(xvi)   The Seller has not transferred the Group II Loans to the Purchaser with any intent to hinder,  delay or defraud any of its creditors;

(xvii)  The minimum monthly payment with respect to any Group II Loan is not less than the interest  accrued at the applicable  Loan Rate on the average daily Loan Balance during the interest  period relating to the date on which such minimum monthly payment is due;

(xviii) The Seller will submit for filing or cause to be submitted  for filing UCC-1  financing  statements  in accordance with the terms of this Agreement;

(xix)   Each Loan  Agreement  and each  Mortgage  constitutes  a legal,  valid and  binding  obligation  of the
Mortgagor  enforceable  in  accordance  with its terms  except as limited by  bankruptcy,  insolvency  or other similar laws affecting generally the enforcement of creditors' rights;

(xx)    To the best of Seller's  knowledge,  the physical property subject to each Mortgage is free of material damage and is in good repair;

(xxi)   The Seller has not  received a notice of default of any senior  mortgage  loan  related to a  Mortgaged
Property which has not been cured by a party other than the related Subservicer;

(xxii)  Each of the Mortgage Notes has a substantially  similar  definition of Prime as the Index applicable to the Loan Rate;

(xxiii) None of the Group II Loans are reverse mortgage loans;

(xxiv)  (A) No Group II Loan has an original  term to  maturity in excess of 261 months.  On each date that the
Loan Rates have been adjusted  prior to the Cut-off Date interest rate  adjustments  on the Group II Loans were made in  compliance  with the related  Mortgage  and Mortgage  Note and  applicable  law.  Over the term of any
Group II Loan,  the Loan Rate may not exceed the  related  maximum  Loan Rate,  if any.  (B) The Group II Loans have  maximum  Loan Rates  which range  between  10.00% and  25.00%.  The Gross  Margins for the Group II Loans
range  between  less than 0.000% and 7.125%,  and the weighted  average  Gross Margin for the Group II Loans is approximately  2.59% as of the  Cut-off  Date.  As of the  Cut-off  Date,  the Loan Rates on the Group II Loans
range between  4.750% and 18.000% and the weighted  average Loan Rate is  approximately  7.5563%.  The weighted average  remaining term to stated maturity of the Group II Loans on a contractual  basis as of the Cut-off Date is approximately 259 months;

(xxv)   (A) Each  Mortgaged  Property  with respect to the Group II Loans  consists of a single  parcel of real property with a single family residence erected thereon,  a two-to-four  family residence  erected thereon,  or improved by an individual  condominium  unit,  planned unit  development,  townhouse or manufactured  home. (B)
With  respect  to the  Group II Loans (i)  approximately  34.33%  of the  Group II Loans  are  secured  by real property  improved by  individual  condominium  units,  planned  unit  developments  (attached  and  detached), townhouses/rowhouses  or manufactured  homes,  (ii)  approximately  61.96% of the Group II Loans are secured by real property with a single family  residence  erected  thereon and (iii)  approximately  3.72% of the Group II
Loans are secured by real property with a two-to-four family residence;

(xxvi)  As of the Cut-off Date, the Credit Limits on the Group II Loans range between  approximately $9,195 and
$500,000  with an average of $64,159.  As of the  Cut-off  Date,  no Group II Loan had a  principal  balance in excess of $500,000 and the weighted  average Credit Limit  Utilization  Rate, based on the Credit Limits of the
Group II Loans is equal to approximately 90.62%;

(xxvii) 99.28% of the Group II Loans are secured by second liens and the remainder are secured by first liens;

(xxviii)       Each Subservicer meets all applicable  requirements under the Servicing  Agreement,  is properly qualified  to service the Group II Loans and has been  servicing  the Group II Loans prior to the Cut-off  Date in accordance with the terms of the respective Subservicing Agreement;

(xxix)  For each  Group II Loan,  hazard  insurance  and flood  insurance  has been  obtained  which  meets all applicable  requirements of Section 3.04 of the Servicing  Agreement or the Master Servicer will obtain blanket coverage in respect thereof as contemplated in the Servicing Agreement;

(xxx)   Other than with respect to a payment default, there is no material default,  breach, violation or event of acceleration  existing under the terms of any Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace or cure period,  would  constitute a material  default,  breach,  violation or event of acceleration  under  the  terms  of any  Mortgage  Note or  Mortgage,  and no such  material  default,  breach, violation  or event of  acceleration  has  been  waived  by the  Seller  or by any  other  entity  involved  in originating or servicing a Group II Loan;

(xxxi)  No  instrument of release or waiver has been  executed in  connection  with the Group II Loans,  and no
Mortgagor has been released, in whole or in part from its obligations in connection with a Group II Loan;

(xxxii) With respect to each Group II Loan that is a second  lien,  either (i) no consent for the Group II Loan was required by the holder of the related  prior lien or (ii) such  consent has been  obtained and is contained in the Mortgage File;

(xxxiii)       The Mortgage  contains a customary  provision for the  acceleration of the payment of the unpaid principal  balance of the Group II Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

(xxxiv)  Three of the Loan Agreements of the Group II Loans are missing from the Mortgage File;

(xxxv)  With respect to each Group II Loan,  the ratio,  expressed as a  percentage,  of (A) the sum of (i) the
Cut-off Date Principal  Balance of such Group II Loan and (ii) any  outstanding  principal  balance,  as of the
Cut-off  Date, of all other  mortgage  loans,  if any,  secured by senior or  subordinate  liens on the related
Mortgaged  Property,  to (B) the Appraised  Value, or, to the extent permitted by the Program Guide, the Stated
Value of such Mortgaged Property, was not in excess of 100% (except due to rounding);

(xxxvi) Approximately 32.9% of the Group II Loans are balloon loans;

(xxxvii)       None of the proceeds of the Group II Loans were used to finance the  purchase of single  premium credit insurance policies and none of the Group II Loans contain  prepayment  penalties that extend beyond five years after the date of origination;

(xxxviii)      None of the Group II Loans are secured by a leasehold interest;

(xxxix) None of the Group II Loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of such loan,  are referred to as (1) "high cost" or "covered"  loans or (2) any other similar designation if the law imposes  greater  restrictions or additional  legal  liability for residential  mortgage loans with high interest rates, points and/or fees;

(xl)    With  respect to Group II Loans  originated  more than 12 months  prior to the Cut-off Date (A) none of the  obligors  under such Group II Loans were the subject of a bankruptcy  proceeding  and (B) no such Group II
Loan has been 30 or more days delinquent more than once within 12 months of the Cut-off Date;

(xli)   All of the Group II Loans have been underwritten in substantial  compliance with the criteria set forth in the Program Guide;

(xlii)  No Group II Loan is a High Cost Loan or Covered Loan,  as applicable  (as such terms are defined in the then current Standard & Poor's LEVELS(R)Glossary which is now Version 5.6 Revised,  Appendix E (attached hereto as Exhibit 3)); provided that no representation  and warranty is made in this clause  3.1(c)(xlii) with respect to 0.08% of the Group II Loans (by  outstanding  principal  balance as of the Cut-off Date) secured by property located  in the State of Kansas,  and with  respect  to 0.03% of the Group II Loans (by  outstanding  principal balance as of the Cut-off Date) secured by property located in the State of West Virginia;

(xliii) No Group II Loan  originated  on or after  October 1, 2002  through  March 6, 2003 is  governed  by the
Georgia Fair Lending Act; and

(xliv)  None of the Group II Loans were subject to the Home Ownership and Equity Protection Act of 1994.

                     (d)     Upon discovery by Seller or upon notice from the Purchaser,  the Credit  Enhancer, the Issuer,  the Owner  Trustee,  the Indenture  Trustee or any Custodian,  as  applicable,  of a breach of any representation  or warranty in clause (a) above which  materially  and  adversely  affects the interests of the
Securityholders  or the Credit Enhancer,  as applicable,  in any Home Equity Loan, the Seller shall,  within 45 days of its  discovery  or its receipt of notice of such  breach,  either (i) cure such breach in all  material respects or (ii) to the extent that such  breach is with  respect to a Home Equity Loan or a Related  Document, either (A) repurchase  such Home Equity Loan from the Issuer at the Repurchase  Price, or (B) substitute one or more  Eligible  Substitute  Loans for such Home  Equity  Loan,  in each case in the manner  and  subject to the conditions  and  limitations  set forth below;  provided that the Seller shall have the option to substitute an
Eligible  Substitute  Loan or Loans  for a Group I Loan  only if such  substitution  occurs  within  two  years following the Closing Date.

               Upon  discovery  by the Seller or upon  notice  from the  Purchaser,  the Credit  Enhancer,  the
Issuer,  the  Owner  Trustee,  the  Indenture  Trustee  or any  Custodian,  as  applicable,  of a breach of any representation  or  warranty  in clause (b) or (c) above  with  respect to any Home  Equity  Loan,  or upon the occurrence of a Repurchase Event,  which materially and adversely affects the interests of any  Securityholders or the Credit Enhancer,  as applicable,  or of the Purchaser in such Home Equity Loan (notice of which shall be given to the  Purchaser  by the  Seller,  if it  discovers  the same),  notwithstanding  the  Seller's  lack of knowledge with respect to the substance of such  representation and warranty,  the Seller shall, within 90 days of its  discovery or its receipt of notice of such breach,  or, if such breach would cause a Group I Loan to be other than a  "qualified  mortgage"  as defined in  Section  860G(a)(3)  of the Code,  within 90 days after the breach was  discovered,  either (i) cure such breach in all  material  respects or (ii) to the extent that such breach is with  respect to a Home Equity Loan or a Related  Document,  either (A)  repurchase  such Home Equity
Loan from the Issuer at the  Repurchase  Price,  or (B) substitute  one or more Eligible  Substitute  Loans for such Home Equity  Loan,  in each case in the manner and subject to the  conditions  and  limitations  set forth below;  provided that the Seller shall have the option to substitute an Eligible  Substitute  Loan or Loans for a Group I Loan only if such  substitution  occurs  within two years  following  the Closing Date. If the breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase or substitute a Home Equity
Loan  pursuant to this  Section 3.1 was the  representation  and  warranty  set forth in clauses  (b)(viii)  or
(c)(x) of this Section 3.1,  then the Seller shall pay to the Trust,  concurrently  with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust, and that directly  resulted from such breach,  or if incurred and paid by the Trust  thereafter,  concurrently  with such payment.  The Repurchase Price plus any amount  described in the preceding  sentence for any such Home Equity Loan  repurchased  by the Seller shall be deposited or caused to be deposited by the Master Servicer in the Custodial  Account  maintained by it pursuant to Section 3.02 of the Servicing Agreement.

               In the event that the Seller  elects to substitute  an Eligible  Substitute  Loan or Loans for a
Deleted  Loan  pursuant to this Section  3.1(d),  the Seller  shall  deliver to the  Custodian on behalf of the
Issuer,  with respect to such Eligible  Substitute Loan or Loans,  the original  Mortgage Note (or, in the case of a Home Equity Loan as to which the original  Mortgage  Note has been  permanently  lost or destroyed and has not been  replaced,  a Lost Note  Affidavit,  together  with a copy of such Note) and all other  documents  and agreements as are required by Section  2.1(c),  with the Mortgage Note endorsed as required by Section  2.1(c).
No  substitution  will be made in any  calendar  month after the  Determination  Date for such  month.  Monthly payments due with respect to Eligible  Substitute  Loans in the month of substitution  shall not be part of the
Trust Estate and will be retained by the Master  Servicer and remitted by the Master  Servicer to the Seller on the next  succeeding  Payment Date,  provided that a payment at least equal to the applicable  Minimum  Monthly
Payment  for such  month in respect  of the  Deleted  Loan has been  received  by the  Trust.  For the month of substitution,  distributions  to the Payment  Account  pursuant to the  Servicing  Agreement  will  include the monthly  payment due on a Deleted  Loan for such month and  thereafter  the Seller  shall be entitled to retain all amounts  received in respect of such Deleted Loan.  The Master  Servicer shall amend or cause to be amended the Home  Equity  Loan  Schedule  to reflect  the  removal of such  Deleted  Loan and the  substitution  of the
Eligible  Substitute  Loan or Loans and the Master  Servicer shall deliver the amended Group I Loan Schedule or
Group II Loan  Schedule,  as the case may be,  to the  Owner  Trustee.  Upon such  substitution,  the  Eligible
Substitute  Loan or Loans shall be subject to the terms of this  Agreement and the  Servicing  Agreement in all respects,  the Seller  shall be deemed to have made the  representations  and  warranties  with  respect to the
Eligible  Substitute  Loan  contained  herein set forth in Section  3.1(b)  (other than clauses  (xiv),  (xvi),
(xvii),  (xxvi),  (xxvii),  (xxviii),  (xxx)(B) and (xxxi) thereof), if such Deleted Loan is a Group I Loan, or
Section  3.1(c)  (other  than  clauses  (xiii),  (xxiv)(B),  (xxv)(B),  (xxvi),  (xxvii),  (xxxiv)  and (xxxvi)
thereof),  if such Deleted  Loan is a Group II Loan,  as of the date of  substitution,  and the Seller shall be obligated to repurchase  or  substitute  for any Eligible  Substitute  Loan as to which a Repurchase  Event has occurred as provided  herein.  In connection  with the  substitution of one or more Eligible  Substitute  Loans for one or more Deleted  Loans,  the Master  Servicer will determine the amount (such amount,  a  "Substitution
Adjustment  Amount"),  if any, by which the aggregate  principal balance of all such Eligible  Substitute Loans as of the date of  substitution is less than the aggregate  principal  balance of all such Deleted Loans (after application of the principal  portion of the monthly  payments due in the month of substitution  that are to be distributed  to the  Payment  Account in the month of  substitution).  The Seller  shall  deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any reimbursement  therefor. The
Seller  shall give  notice in writing to the  Indenture  Trustee and the Credit  Enhancer of such event,  which notice shall be  accompanied  by an Officers'  Certificate  as to the  calculation  of such shortfall and by an
Opinion of Counsel to the effect  that such  substitution  will not cause (a) any  federal tax to be imposed on the  Issuer,  including  without  limitation  in the  case of a  Group  I Loan,  any  federal  tax  imposed  on
"prohibited  transactions"  under Section  860F(a)(1) of the Code or on "contributions  after the startup date"
under  Section  860G(d)(1)  of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Term Note is outstanding.

               Upon  receipt by the  Indenture  Trustee on behalf of the  Issuer and the  Custodian  of written notification,  signed by a Servicing  Officer,  of the deposit of such Repurchase Price or of such substitution of an  Eligible  Substitute  Loan  (together  with the  complete  related  Mortgage  File) and  deposit  of any applicable  Substitution  Adjustment  Amount as  provided  above,  the  Custodian,  on behalf of the  Indenture
Trustee,  shall release to the Seller the related  Mortgage File for the Home Equity Loan being  repurchased or substituted  for and the Indenture  Trustee on behalf of the Issuer shall execute and deliver such  instruments of transfer or assignment  prepared by the Master Servicer,  in each case without  recourse,  representation or warranty as shall be necessary to vest in the Seller or its designee  such Home Equity Loan  released  pursuant hereto and thereafter such Home Equity Loan shall not be an asset of the Issuer.

               It is  understood  and  agreed  that the  obligation  of the  Seller to cure any  breach,  or to repurchase  or substitute  for, any Home Equity Loan as to which such a breach has occurred and is  continuing, shall  constitute  the sole  remedy  respecting  such  breach  available  to the  Purchaser,  the  Issuer,  the
Certificateholders  (or the Owner  Trustee on behalf of the  Certificateholders)  and the  Noteholders  (or the
Indenture Trustee on behalf of the Noteholders) against the Seller.

               The Seller hereby  represents and warrants to the Purchaser  that,  with respect to each Group I
Loan,  the REMIC's tax basis in each Group I Loan as of the  Closing  Date is equal to or greater  than 100% of the Loan Balance thereof.

               It is understood  and agreed that the  representations  and warranties set forth in this Section
3.1 shall survive delivery of the respective Mortgage Files to the Issuer, or the Custodian.

ARTICLE IV

                                              SELLER'S COVENANTS

Section 4.1    Covenants of the Seller.  The Seller hereby covenants that,  except for the transfer  hereunder, the Seller will not sell,  pledge,  assign or transfer to any other Person, or grant,  create,  incur or assume any Lien on any Home Equity Loan,  or any interest  therein,  except with respect to any Excluded  Amount;  the
Seller will  notify the Issuer,  as assignee  of the  Purchaser,  of the  existence  of any Lien (other than as provided  above) on any Home Equity Loan  immediately  upon discovery  thereof;  and the Seller will defend the right,  title and interest of the Issuer, as assignee of the Purchaser,  in, to and under the Home Equity Loans against all claims of third parties claiming through or under the Seller;  provided,  however,  that nothing in this  Section  4.1  shall be  deemed  to apply to any  Liens  for  municipal  or other  local  taxes  and other governmental  charges if such taxes or governmental  charges shall not at the time be due and payable or if the
Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

ARTICLE V

                                                   SERVICING

Section 5.1    Servicing.  The Seller will service the Home Equity Loans  pursuant to the terms and  conditions of the  Servicing  Agreement  and  will  service  the  Home  Equity  Loans  directly  or  through  one or  more sub-servicers in accordance therewith.

ARTICLE VI

                      INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE HOME EQUITY LOANS

Section 6.1    Limitation on Liability of the Seller. None of the directors,  officers,  employees or agents of the  Seller  shall be under  any  liability  to the  Purchaser,  it being  expressly  understood  that all such liability is expressly waived and released as a condition of, and as  consideration  for, the execution of this
Agreement.  Except as and to the extent  expressly  provided in the Servicing  Agreement,  the Seller shall not be under any liability to the Trust,  the Owner  Trustee,  the Indenture  Trustee or the  Securityholders.  The
Seller and any  director,  officer,  employee or agent of the Seller may rely in good faith on any  document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

ARTICLE VII

                                                  TERMINATION

Section 7.1    Termination.  The respective  obligations and  responsibilities  of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust pursuant to the terms of the Trust Agreement.

ARTICLE VIII

                                           MISCELLANEOUS PROVISIONS

Section 8.1    Amendment.  This  Agreement  may be amended from time to time by the Seller and the Purchaser by written  agreement  signed by the Seller and the  Purchaser,  with the  consent of the Credit  Enhancer  (which consent shall not be unreasonably withheld).

Section 8.2    GOVERNING LAW. THIS AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK , WITHOUT  REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF (OTHER THAN SECTIONS  5-1401
AND 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS  LAW), AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3    Notices.  All demands,  notices and  communications  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by  registered  mail,  postage  prepaid, addressed as follows:

               (i)    if to the Seller:

                             Residential Funding Corporation
                             8400 Normandale Lake Boulevard
                             Suite 250
                             Minneapolis, Minnesota  55437
                             Attention:     Home Equity Loan Trust 2006-HSA2

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

               (ii)   if to the Purchaser:

                             Residential Funding Mortgage Securities II, Inc.
                             8400 Normandale Lake Boulevard
                             Suite 250
                             Minneapolis, Minnesota 55437
                             Attention:     Home Equity Loan Trust 2006-HSA2

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

Section 8.4    Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions of terms of this  Agreement  shall be held invalid for any reason  whatsoever,  then such  covenants,  agreements, provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity of  enforceability  of the other  provisions of this
Agreement.

Section 8.5    Relationship  of Parties.  Nothing  herein  contained  shall be deemed or  construed to create a partnership or joint venture  between the parties  hereto,  and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6    Counterparts.  This Agreement may be executed in one or more  counterparts  and by the different parties hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7    Further  Agreements.  The  Purchaser  and the Seller  each agree to execute  and  deliver to the other such  additional  documents,  instruments  or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8    Intention of the Parties.  It is the intention of the parties that the Purchaser is  purchasing, and the Seller is selling,  the Home Equity Loans,  rather than a loan by the  Purchaser to the Seller  secured by the Home Equity Loans.  Accordingly,  the parties  hereto each intend to treat the  transaction  for Federal income tax purposes as a sale by the Seller,  and a purchase by the  Purchaser,  of the Home Equity Loans.  The
Purchaser  will have the right to review the Home  Equity  Loans and the Related  Documents  to  determine  the characteristics  of the Home Equity Loans which will affect the Federal income tax  consequences  of owning the
Home Equity Loans and the Seller will  cooperate  with all  reasonable  requests  made by the  Purchaser in the course of such review.

Section 8.9    Successors and Assigns;  Assignment of This  Agreement.  This Agreement  shall bind and inure to the benefit of and be enforceable by the Seller,  Purchaser and their  respective  successors and assigns.  The obligations  of the Seller under this  Agreement  cannot be assigned or delegated to a third party  without the consent of the Credit  Enhancer and the  Purchaser,  which  consent shall be at the Credit  Enhancer's  and the
Purchaser's sole discretion,  except that the Purchaser and the Credit Enhancer  acknowledge and agree that the
Seller may assign its  obligations  hereunder to any Affiliate of the Seller,  to any Person  succeeding to the business of the  Seller,  to any Person  into which the Seller is merged and to any Person  resulting  from any merger,  conversion or consolidation  to which the Seller is a party.  The parties hereto  acknowledge that the
Purchaser is acquiring the Home Equity Loans for the purpose of  contributing  them to the Issuer.  Pursuant to the terms of the Trust  Agreement,  the Issuer will issue and transfer to or at the direction of the Purchaser, the  Certificates  and pursuant to the terms of the Indenture,  the Issuer will issue and transfer to or at the direction of the  Purchaser,  the Notes secured by the Home Equity Loans.  As an inducement to the Purchaser to purchase the Home Equity Loans,  the Seller  acknowledges  and consents to (i) the  assignment by the Purchaser to the Issuer of all of the Purchaser's  rights against the Seller  pursuant to this Agreement  insofar as such rights relate to Home Equity Loans  transferred  to the Issuer,  (ii) the  enforcement or exercise of any right or remedy  against the Seller  pursuant to this  Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its  interest in this  Agreement  to the  Indenture  Trustee  and the  enforcement  by the  Indenture
Trustee of any such right or remedy  against  the Seller  following  an Event of Default  under the  Indenture.
Such  enforcement of a right or remedy by the Issuer or the Indenture  Trustee,  as applicable,  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 8.10   Survival.  The  representations  and warranties  made herein by the Seller and the provisions of
Article VI hereof shall survive the purchase of the Home Equity Loans hereunder.

Section 8.11   Credit Enhancer as Third-Party Beneficiary.

        The Credit Enhancer is an express third-party beneficiary  under this Agreement.

               IN WITNESS  WHEREOF,  the Seller and the Purchaser  have caused their names to be signed to this
Home Equity Loan Purchase  Agreement by their respective  officers  thereunto duly authorized as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., as Purchaser

                                            By:   /s/ Heather Anderson
                                               Name:  Heather Anderson
                                               Title: Vice President

                                            RESIDENTIAL FUNDING CORPORATION,
                                                   as Seller

                                            By:   /s/ Benita Bjorgo
                                               Name:   Benita Bjorgo
                                                Title: Associate

                                                   EXHIBIT 1

                                             GROUP I LOAN SCHEDULE

                                          TO BE PROVIDED UPON REQUEST

                                                   EXHIBIT 2

                                            GROUP II LOAN SCHEDULE

                                          TO BE PROVIDED UPON REQUEST

                                                   EXHIBIT 3
                                                                         REVISED July 11, 2005

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized  loans governed by anti-predatory  lending laws in the  Jurisdictions  listed below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds set forth in those laws.  Note that certain loans classified  by the  relevant  statute as Covered are  included  in  Standard & Poor's  High Cost Loan  Category because they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------